Exhibit 32

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NuVasive, Inc. (the Company) on Form 10-Q for the period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the Quarterly Report), I, Alexis V. Lukianov, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. That information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 24, 2012

/s/ Alexis V. Lukianov
Alexis V. Lukianov
Chairman and Chief Executive Officer

In connection with the Quarterly Report of NuVasive, Inc. (the Company) on Form 10-Q for the period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the Quarterly Report), I, Michael J. Lambert, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. That information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 24, 2012

/s/ Michael J. Lambert
Michael J. Lambert
Executive Vice President and Chief Financial Officer